ORGANIZATION AND DESCRIPTION OF BUSINESS	9 Months Ended
Sep. 30, 2021
Accounting Policies [Abstract]
ORGANIZATION AND DESCRIPTION OF BUSINESS

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Kisses From Italy Inc. (the “Company”) was incorporated in Florida on March 7, 2013. The Company’s main focus is to develop a fast, casual food dining chain restaurant business of corporate-owned restaurants and expanding through a nationwide/international franchise and territory sales program. The Company commenced operations in May 2015 by opening its first location in Fort Lauderdale, Florida. Three additional restaurants, which are located in various Wyndham Hotel properties in the Pompano Beach, Florida area, were then opened within the following ten months. All locations, which are in leased facilities, were fully operational by April 2016. In December 2017, the Company vacated one of its restaurants due to a hurricane and has not re-opened that location. During the three months ended June 30, 2021, the Company consolidated its two Wyndham stores into one location to become more efficient. The Company opened its inaugural European location in Ceglie del Campo, Bari, Italy, in October 2019. Such location will serve as the distribution center for products for European locations. The Bari location was closed in the fourth quarter of 2020 and currently remains closed as of the date of this Report due to Covid-19.

On May 28, 2021 the Company opened its first franchise in Chino, California. Due to the onset of Covid-19 the Company has temporarily waived any franchise fees so that the franchisee could well establish the operations at that location.

The Company’s accounting year-end is December 31.

COVID-19

On March 11, 2020, the World Health Organization declared the Covid-19 outbreak to be a global pandemic. In addition to the devastating effects on human life, the pandemic is having a negative ripple effect on the global economy, leading to disruptions and volatility in the global financial markets. Most US states and many countries have issued policies intended to stop or slow the further spread of the disease.

Covid-19 and the U.S’s response to the pandemic are significantly affecting the economy. There are no comparable events that provide guidance as to the effect the Covid-19 pandemic may have, and, as a result, the ultimate effect of the pandemic is highly uncertain and subject to change. We do not yet know the full extent of the effects on the economy, the markets we serve, our business, or our operations.

All of the Company’s three corporate-owned restaurants which are located in Fort Lauderdale, Florida, Bari, Italy, and within the Wyndham location in Pompano Beach, Florida, have fully re-opened subject to recommended social distancing guidelines. The Company’s hotel locations were closed longer than other sites due to CDC recommendations.

Except for our Bari location, our US locations are now open and are operating at near pre-Covid revenue levels. There can be no assurances that we will be allowed to remain open at full capacity or that we can maintain current sales levels.